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Exhibit 10.23(d)
Amendments dated December 10, 1998 and January 23, 1998 to the Millennium Chemicals Inc. Long Term Stock Incentive Plan

                             AMENDMENT NUMBER THREE
                                     TO THE
                            MILLENNIUM CHEMICALS INC.
                         LONG TERM STOCK INCENTIVE PLAN

               WHEREAS, Millennium Chemicals Inc. (the "Company") maintains the Millennium Chemicals Inc. Long Term Stock Incentive Plan (the "Plan"); and

               WHEREAS, pursuant to Article XIV of the Plan, the Board of Directors of the Company (the "Board") has the right to amend the Plan; and

               WHEREAS, the Board desires to amend the Plan;

               NOW, THEREFORE, effective as of December 10, 1998, the Plan is amended as follows:

               1. Subsection 13.2(a) of the Plan is amended by deleting the word "owner" in the one place it appears in such subsection and substituting " `beneficial owner'" in lieu thereof.

               2. Subsection 13.2(d) is amended and restated to read as follows:


                 the stockholders of the Company approve a plan of complete liquidation of the Company or the closing of the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to one or more Subsidiaries (as defined below) of the Company or to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or disposition. "Subsidiary" shall have the meaning set forth in Section 424 of the Code and the term shall also include any partnership, limited liability company or other business entity if the Company owns, directly or indirectly, securities or other ownership interests representing at least fifty percent (50%) of the ordinary voting power or equity or capital interests of such entity. Notwithstanding any of the foregoing, the formation of Equistar Chemicals, LP ("Equistar") and the contribution of assets by Millennium Petrochemicals Inc. to Equistar on December 1, 1997 shall not constitute a Change in Control, and the sale or disposition of all or any part of the Company's interests in Equistar shall not constitute a Change in Control.

               3. In all other respects, the Plan is hereby ratified and confirmed.

               IN WITNESS WHEREOF, this amendment has been executed as of the 10th day of December, 1998.

                                                   MILLENNIUM CHEMICALS INC.


                                                   By:  ______________________



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                                    AMENDMENT
                                     TO THE
                            MILLENNIUM CHEMICALS INC.
                         LONG TERM STOCK INCENTIVE PLAN


               WHEREAS, Millennium Chemicals Inc. (the "Company") maintains the Millennium Chemicals Inc. Long Term Stock Incentive Plan (the "Plan"); and

               WHEREAS, pursuant to Article XIV of the Plan, the Board of Directors of the Company (the "Board") has the right to amend the Plan; and

               WHEREAS, the Board desires to amend the Plan;

               NOW, THEREFORE, effective as of January 23, 1998, the Plan is amended as follows:

               1. Subsection 11.1(a)(ii) and Subsection 11.1(a)(iii) of the Plan are amended by (a) deleting the number "$15,000" in each place it appears and
(b) substituting the following in lieu thereof: "one-third of the annual directors' retainer fee (as in effect on such date.)"

               2. In all other respects, the Plan is hereby ratified and confirmed.

               IN WITNESS WHEREOF, this amendment has been executed the 23rd day of January, 1998.


                                                   MILLENNIUM CHEMICALS INC.


                                                   By:________________________




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